UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

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     Rule 14a-6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                               Celadon Group, Inc
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     previously.  Identify the previous filing by registration statement number,
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

                               Celadon Group, Inc.
                              9503 East 33rd Street
                                One Celadon Drive
                             Indianapolis, IN 46235

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2004


To Our Stockholders:

     The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Celadon Group, Inc., a Delaware corporation (the "Company"), will be held at the Company, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235 at 9:00 a.m. (local time), on Friday, November 19, 2004, for the following purposes:

     1. To consider and act upon a proposal to elect five directors of the Company;

     2. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on October 1, 2004, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

     All stockholders are cordially invited to attend the Annual Meeting.


                                       By order of the Board of Directors


                                       /s/Kenneth Core
                                       ---------------
                                       Kenneth Core
                                       Secretary
October 15, 2004

                               CELADON GROUP, INC.

                              9503 East 33rd Street
                                One Celadon Drive
                           Indianapolis, Indiana 46235



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 19, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Celadon Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held on Friday, November 19, 2004, beginning at 9:00 a.m. (local time) at our corporate headquarters and principal executive offices located at 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235, and any adjournment thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. Where specific choices are not indicated, all proxies received pursuant to this solicitation will be voted (i) FOR the election of the director nominees named below and (ii) with respect to any other matters properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting.

     The approximate date on which this Proxy Statement, the enclosed form of proxy and the accompanying Annual Report are first being mailed to stockholders is October 15, 2004.

     Unless the context indicates otherwise, the terms "Company," "we," "us," and "our" refer to Celadon Group, Inc. and its subsidiaries.

                               GENERAL INFORMATION

Voting Rights

     Only stockholders of record at the close of business on October 1, 2004 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. On October 1, 2004, there were issued and outstanding 9,710,750 shares of Common Stock, par value $.033. The number of issued and outstanding shares excludes approximately 851,819 shares of Common Stock reserved for issuance under our incentive stock plans, restricted stock grants and other arrangements. We have no other class of stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held of record. Holders of unexercised options or other rights to acquire Common Stock are not entitled to vote the underlying shares at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors.

Quorum Requirement

     In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if a majority of the issued and outstanding shares of Common Stock as of the record date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called "abstentions") and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called "broker non-votes") will be counted for the purpose of determining whether a quorum is present.

Required Vote

     Directors are elected by a plurality of the votes cast, which means that the director nominees receiving the highest number of votes for their election will be elected as directors. Approval of any other matter that may be properly submitted to Stockholders for action at the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, unless a different vote is required by law or our certificate of incorporation or bylaws. Abstentions and broker non-votes will be disregarded in determining whether a particular matter has been approved.

Right to Attend the Meeting; Revocation of Proxy

     Returning a proxy now will not interfere with a Stockholder's right to attend the Annual Meeting or vote his or her shares personally at the Annual Meeting, if he or she desires to do so. Stockholders who execute and return proxies may revoke them at any time prior to their use at the Annual Meeting by delivering a written notice of revocation to our Secretary at the address of our principal executive offices, by executing a subsequent proxy and delivering it our Secretary at such address or by attending the Annual Meeting and voting in person.

Costs of Solicitation

     We will bear all costs of solicitation, which we expect to include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers or other employees, who will not receive any additional compensation for such services.

Electronic Access to Proxy Statement and Annual Report

     This Proxy Statement and our 2004 annual report on Form 10-K may be viewed online at www.celadontrucking.com. If you are a Stockholder, you can elect to receive future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option, you will receive a proxy form in October 2005 listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold out stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option. Opting for this option will save us the time and expense of printing and mailing these materials to you.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders will elect five directors to serve as the Board of Directors until our 2005 Annual Meeting of the Stockholders or until their successors are elected and qualified. Our Board of Directors has nominated Stephen Russell, Paul A. Biddelman, Anthony Heyworth, John Kines and Michael Miller for election as directors. Each of the nominees is presently serving as a director. In the absence of contrary instructions, each proxy will be voted for the election of all of the proposed directors.

     We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors.

Information Concerning Directors and Executive Officers

     Information concerning the names, ages, positions with us, tenure as a director and business experience of our current directors and other executive officers is set forth below. All references to experience with us include positions with our operating subsidiary, Celadon Trucking Services, Inc., a New Jersey corporation. All executive officers are elected annually by the Board of Directors.

Name                             Age    Position                                                Director Since
----                             ---    --------                                                --------------
Stephen Russell                  64     Chairman of the Board, President and                          1986
                                        Chief Executive Officer

Thomas Glaser                    54     Executive Vice President and                                   N/A
                                        Chief Operating Officer

Paul A. Will                     38     Executive Vice President, Chief                                N/A
                                        Financial Officer, Treasurer and Assistant Secretary

David Shatto                     46     Executive Vice President - Corporate Development               N/A

Sergio Hernandez                 46     Vice President - Mexico                                        N/A

Paul A. Biddelman(1)(3)          58     Director of the Company                                       1992

Michael Miller(2)                59     Director of the Company                                       1992

Anthony Heyworth(2)              60     Director of the Company                                       1999

John Kines(2)(3)                 62     Director of the Company                                       2000

(1)  Lead Outside Director
(2)  Members of the Audit Committee
(3)  Members of the Compensation Committee

     Stephen Russell has been our Chairman of the Board and Chief Executive Officer since our inception in July 1986, and has served as our President since September 2000. He is also a director of the Truckload Carriers Association and the Executive Committee of the American Trucking Associations. Mr. Russell is a director of Star Gas Corporation, the General Partner of Star Gas L.P. Mr. Russell has been a member of the Board of Advisors of the Cornell University Johnson Graduate School of Management since 1983 and is a member of the Board of the Indiana Heart Association and the Eiteljorg Museum.

     Thomas Glaser has been our Executive Vice President and Chief Operating Officer since November 2003. He served as Executive Vice President - Truckload Operations/Sales from April 2003 to November 2003, Executive Vice President - Operations from September 2001 to April 2003, and Vice President - Transportation Services from May 2001 to September 2001. He served in various management capacities at Contract Freighters, Inc. for over 13 years, most recently as Vice President - Operations, prior to joining us.

     Paul A. Will has been our Executive Vice President, Chief Financial Officer, Assistant Secretary and Treasurer since April 2004. He was Executive Vice President, Chief Financial Officer, Secretary and Treasurer from February 2004 to April 2004; Executive Vice President, Chief Financial Officer, Secretary and Assistant Treasurer from May 2002 to January 2004; Executive Vice President, Chief Financial Officer, Assistant Secretary and Assistant Treasurer from September 2001 to May 2002; Vice President, Chief Financial Officer, Assistant Secretary and Assistant Treasurer from December 2000 to September 2001; Vice President, Chief Financial Officer and Secretary from December 1998 to December 2000; Vice President, Secretary and Controller from September 1996 to December 1998; Vice President and Controller for Celadon Trucking Services, Inc. from January 1996 to September 1996; and Controller from September 1993 to January 1996. Mr. Will is a certified public accountant.

     David Shatto has been our Executive Vice President - Corporate Development since April 2003. He was Executive Vice President - Sales and Marketing from
September 2001 to April 2003, Executive Vice President - Operations from December 2000 to September 2001, and Executive Vice President - Operations of Celadon Trucking Services, Inc. from February 1999 to December 2000. He served in various management capacities in the truckload market segment for over 19 years, most recently as Vice President and General Manager of Shaffer Trucking, Inc., before joining us.

     Sergio Hernandez has been our Vice President - Mexico since December 2001. He was Director of Mexico Sales from October 1996 to December 2001. He has over 20 years of responsibilities in marketing and transportation throughout Mexico.

     Paul A. Biddelman has been one of our directors since October 1992. Mr. Biddelman has been President of Hanseatic Corporation, a private investment company, since 1997. He is also a director of Insituform Technologies, Inc., Six Flags, Inc., SystemOne Technologies, Inc. and Star Gas Corporation, the General Partner of Star Gas L.P.

     Michael Miller has been one of our directors since February 1992. Mr. Miller has been Chairman of the Board and Chief Executive Officer of Aarnel Funding Corporation, a venture capital/real estate company since 1974, a partner of Independence Realty, an owner and manager of real estate properties, since 1989, and President and Chief Executive Officer of Miller Investment Company, Inc., a private investment company, since 1990.

     Anthony Heyworth has been one of our directors since 1999. He retired from KeyCorp in February 2001 as Vice Chairman, commercial banking, KeyBank N.A.
after a 36-year career with this $85 billion financial services company. He continues as Chairman of KeyBank Central Indiana, having served as President and Chief Executive since 1991. He joined the former Central National Bank in 1965 and was Executive Vice President when the bank emerged with Society National Bank of Cleveland in 1986 and KeyBank in 1994.

     John Kines has been one of our directors since June 2000. He retired from Associates First Capital Corp. in May 2000 as President of the Diversified Service Group after a 22-year career.

     Pursuant to Section 145 of the Delaware General Corporation Law, our certificate of incorporation provides that we shall, to the full extent permitted by law, indemnify all of our directors, officers, incorporators, employees and agents against liability for certain of their acts. Our certificate of incorporation also provides that, with a number of exceptions, none of our directors shall be liable to us for damages for breach of fiduciary duty as a director.

                              CORPORATE GOVERNANCE

The Board of Directors

     Meetings and Compensation. Our Board of Directors held five meetings during the fiscal year ended June 30, 2004. No director attended less than 75% of the meetings of the Board of Directors or any committee on which he served. In
addition,   we  encourage  our  directors  to  attend  our  Annual   Meeting  of
Stockholders. All five of our directors attended the 2003 Annual Meeting of Stockholders.

     In October of 2003, our Board of Directors approved an increase in the annual retainer provided to directors who are not our employees to $27,500. In addition, non-employee directors receive an annual retainer of $2,500 for each Board committee on which they serve, and our Lead Director and Audit Committee Chairman receive additional annual retainers of $5,000 and $2,500, respectively. Our non-employee directors also are reimbursed for their expenses incurred in attending Board and committee meetings. There are no fees based upon number of meetings attended. In April 2004, the Board of Directors made a discretionary grant to each non-employee director of an option to purchase 4,000 shares of our Common Stock, at $15.93 per share, the fair market value on the date of the grant. The options vest in six months and must be exercised within 10 years of the date of the grant.

     Director Independence. Our Common Stock is listed on the Nasdaq National Market, and therefore it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. (the "NASD"). Pursuant to NASD Rule 4350(c)(1), the Board of Directors has determined that the following directors and nominees are "independent" under NASD Rule 4200(a)(15): Paul A. Biddelman, Anthony Heyworth, Michael Miller and John Kines. In accordance with NASD Rule 4350(c)(2), in fiscal 2004, our independent directors held two regularly scheduled meetings, referred to as "executive sessions," at which only the independent directors were present. Our independent directors will continue to meet in executive session at least twice per year.

     Stockholder Communications. Our Board of Directors provides a process for stockholders to send written communications to the entire Board or individual directors. If you wish to send a communication to the entire Board of Directors, your communication should be addressed as follows: The Board of Directors, Celadon Group, Inc., c/o Paul A. Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235. Written communications addressed in this manner will be copied and distributed to each director at or prior to the next Board meeting. If you wish to communicate with an individual director, your communication should be addressed as follows: Name - Director, Celadon Group, Inc., c/o Paul A. Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235. Written communications received in this manner will not be opened, but rather delivered unopened to the director to whom they are addressed at or prior to the next Board meeting, following clearance through normal security procedures.

Committees of the Board and Director Nominations

     Our Board of Directors has standing Compensation and Audit Committees. Our Board does not have a standing nominating committee or committee performing similar functions. The responsibility for selecting director nominees is vested in the independent members of our Board of Directors, and our Board has adopted resolutions addressing our director nomination process and related matters. Our Board of Directors does not believe that a standing nominating committee is necessary given that the Board consists of only five members, all but one of whom is independent. Given its size and composition, our Board does not believe that the establishment of a nominating committee would generate the same corporate governance benefits that it would at other companies with larger or less independent boards of directors. As a result, our Board has concluded that the additional procedural formalities and implementation costs associated with establishing a formal nominating committee would not be justified by any meaningful corresponding benefits. A description of our committees and director nomination process is set forth below.

     Compensation Committee. The Compensation Committee of the Board of Directors met three times during 2004. This committee reviews all aspects of compensation of our executive officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee Report on Executive Compensation for 2004 is set forth below. See "Compensation Committee Report on Executive Compensation."

     Audit Committee and Audit Committee Report. The Audit Committee met six times during 2004. Messrs. Heyworth, Miller and Kines served as the Audit Committee. The responsibilities of the Audit committee are set forth in the Audit Committee Report, which appears below. Each member of the Audit Committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the Audit Committee:

     o    is independent under NASD Rule 4200(a)(15);

     o meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     o has not participated in the preparation of our financial statements or any current subsidiary at any time during the past three years; and

     o is able to read and understand fundamental financial statements, including our balance sheet, statement of operations and statement of cash flows.

     The Board of Directors has determined that at least one "audit committee financial expert," as defined under Item 401(h) of Regulation S-K, currently serves on the Audit Committee. The Board of Directors has identified Mr. Heyworth as an audit committee financial expert. Mr. Heyworth is independent, as independence for audit committee members is defined under applicable NASD rules.

     The Audit Committee has operated pursuant to a written charter detailing its duties since June 12, 2000. In 2003, the Audit Committee amended and restated its charter to comply with certain requirements of the NASD rules relating to qualitative listing requirements for Nasdaq National Market issuers. A copy of the current Audit Committee Charter was attached as Appendix A to our definitive proxy statement relating to the 2003 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the "SEC") on October 10, 2003.

     In performing its duties, the Audit Committee, as required by applicable SEC rules, issues a report recommending to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, and relating to certain other matters, including the independence of our outside public accountants.

     The 2004 Report of the Audit Committee is set forth below. The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

Audit Committee Report for 2004

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial reports and financial reporting processes and systems of internal controls. Our management has primary responsibility for our financial statements and the overall reporting process, including maintenance of our system of internal controls. We retain an independent registered public accounting firm that is responsible for conducting an independent audit of our financial statements, in accordance with generally accepted accounting principles, and issuing a report thereon. In performing its duties, the Audit Committee has discussed our financial statements with management and our independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the independent registered public accounting firm. For the fiscal year ended June 30, 2004, the Audit Committee (1) reviewed and discussed the audited financial statements with management and Ernst & Young LLP, our independent  registered  public  accounting  firm  for  such  fiscal  year;  (2)
discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61; (3) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such firm required by Independence Standards Board Statement No. 1; and (4) discussed with independent registered public accounting firm its independence. The Audit Committee met with representatives of Ernst & Young LLP without management or other persons present on two occasions during fiscal 2004. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the SEC.

                                 Audit Committee
                                 ---------------

                           Anthony Heyworth (Chairman)
                                   John Kines
                                 Michael Miller

     Director Nomination Process. Director nominees are selected by the independent members of our Board of Directors. Our Board has adopted a policy of re-nominating incumbent directors who continue to satisfy the criteria for Board membership and whom the independent directors believe continue to make important contributions to the Board and who consent to continue to serve on the Board.

     In filling vacancies on the Board, the independent directors will solicit recommendations for nominees from persons that the independent directors believe are likely to be familiar with (i) our needs and (ii) qualified candidates. These persons may include members of the Board and management, advisors to us or professional search firms.

     Our independent directors also will consider proposed director nominees recommended by stockholders, provided that the following procedural requirements are satisfied. Director nominee recommendations should be mailed via certified mail, return receipt requested, and addressed to Director Nomination, Celadon Group, Inc., c/o Paul A. Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235. In order to be considered, a stockholder recommendation must: (i) be received at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's annual meeting (by June 17, 2005 for director candidates to be considered for nomination for election at the 2005 Annual Meeting of Stockholders); (ii) contain sufficient background information, such as a resume and references, to enable our independent directors to make a proper judgment regarding the proposed nominee's qualifications; (iii) be accompanied by a signed consent of the proposed nominee to serve as a director, if elected, and a representation that such proposed nominee qualifies as independent under NASD Rule 4200(a)(15) or, if the proposed nominee does not qualify, a description of the reasons he or she is not independent; (iv) state the name and address of the stockholder submitting the recommendation and the number of shares of our Common Stock owned of record or beneficially by such stockholder; and (v) if submitted by a beneficial stockholder, be accompanied by evidence (such as a recent brokerage statement) that the person making the recommendation beneficially owns shares of our Common Stock.

     In evaluating potential nominees, including potential nominees properly submitted by stockholders, our independent directors will review the person's judgment, integrity, independence, experience and knowledge of the industry in which we operate or related industries, as well as such other factors the independent directors determine are relevant in light of our needs and the needs of our Board. With regard to specific qualities and skills, our Board of Directors believes it necessary that: (i) at least a majority of the members of the Board qualify as independent under NASD Rule 4200(a)(15); (ii) at least three members of the Board of Directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee have sufficient knowledge, experience and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of
Item 401(h) of Regulation S-K.

Code of Conduct and Ethics

     Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees. The Code of Business Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that constitute a "code of ethics" within the meaning of Item 406 (b) of Regulation S-K. A copy of the Code of Business Conduct and Ethics was filed as Exhibit 14 to our Annual Report on Form 10-K for the year ended June 30, 2003, filed with the SEC on September 19, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under the securities laws of the United States, our directors and executive officers and any persons owning more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the SEC. To our knowledge, based solely on a review of materials provided to us, all such required reports were filed on a timely basis in fiscal 2004, except that each of Paul A. Biddelman, Anthony Heyworth, Michael Miller and John Kines did not timely report grants of non-employee director stock options in April 2004. All such transactions were reported in subsequent filings.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid or accrued by us for services rendered during fiscal 2004, 2003 and 2002 to our Chief Executive Officer, and each of our four next most highly compensated executive officers (collectively, the "Named Executive Officers") during fiscal 2004.

Summary Compensation Table

                                                                           Long Term Compensation
                                                                           ----------------------
                                                                                    Awards
                                                                                    ------
                                         Annual Compensation
                                         -------------------                              Securities
                                                                        Restricted        Underlying          All Other
Name and Principal Position        Year      Salary       Bonus      Stock Awards(1)     Options / SARs     Compensation
---------------------------        ----      ------       -----      ---------------     --------------     ------------
Stephen Russell                    2004     $568,264    $270,000        $305,000                 ---         $ 39,012(2)
Chairman, President and            2003      556,172      75,000             ---                 ---          106,749(2)
Chief Executive Officer            2002      554,781         ---             ---              70,000           96,413(2)

Thomas Glaser                      2004     $185,000     $97,500        $217,160                 ---          $12,322(3)
Executive Vice President           2003      175,844      50,000             ---                 ---           20,911(3)
and Chief Operating Officer        2002      160,307         ---             ---              47,200           48,363(3)

Paul A. Will                       2004     $185,000     $97,500        $183,000                 ---          $19,684(4)
Executive Vice President           2003      176,923      50,000             ---                 ---           24,787(4)
Chief Financial Officer,           2002      173,364         ---             ---              31,250           13,284(4)
Assistant Secretary and
Treasurer

David Shatto                       2004     $185,000     $60,000        $122,000                 ---          $22,139(5)
Executive Vice President -         2003      185,000      50,000             ---                 ---           25,033(5)
Corporate Development              2002      187,829         ---             ---              32,500           16,462(5)

Sergio Hernandez                   2004     $132,300     $23,446             ---                 ---           $2,549(6)
Vice President - Mexico            2003      125,536       7,471             ---                 ---            2,126(6)
                                   2002      120,886      25,924             ---              10,500            1,841(6)

(1)  On October 30, 2003,  the Board of Directors  approved and issued  Restricted  Stock  Grants  ("RSGs") to the  following  Named
     Executive Officers in the following  amounts:  Stephen Russell - 25,000 shares;  Thomas Glaser - 17,800 shares;  Paul A. Will -
     15,000 shares;  and David Shatto - 10,000  shares.  The RSGs vest over four years,  25% per year,  and are contingent  upon our meeting certain  financial  targets  annually.  The dollar values of the RSGs set forth in the table above are calculated based upon the last sale price of $12.20  reported on the Nasdaq National Market on October 30, 2003. The RSGs reflected in the table above represent the only restricted stock holdings of our Named Executive Officers.  At June 30, 2004, the dollar values of the
     RSGs held by our Named Executive Officers, based upon the last sale price of $17.60 on the Nasdaq National Market on that date, were as follows: Mr. Russell - $440,000; Mr. Glaser - $313,280; Mr. Will - $264,000; and David Shatto - $176,000.
(2)  Includes the premiums paid by us for term insurance and split-dollar  insurance for which we had an assignment against the cash value for premiums paid, as follows:  $19,420 in fiscal 2004, $89,145 in fiscal 2003 and $89,145 in fiscal 2002. In response to the Sarbanes-Oxley  Act, the split-dollar policy was turned over to Mr. Russell as a personal policy in fiscal 2004. We paid no premiums on these policies in fiscal 2004. We are obligated to Mr. Russell for future premium payments not covered by the asset value of said  policies.  In fiscal 2004, we continued to provide a term life  insurance  policy at a premium of $19,420.  Also includes: (i) our contributions under our 401(k) Profit Sharing Plan of $1,462 in fiscal 2004, $1,109 in fiscal 2003 and $1,117 in fiscal 2002; (ii) our  contributions  under our Excess Benefit Plan of $1,500 in fiscal 2004, $1,500 in fiscal 2003 and $773 in fiscal 2002; (iii) premiums and  reimbursements  under an executive health and disability  benefit program  (including split dollar life insurance premiums) of $1,590 in fiscal 2004, $1,870 in fiscal 2003 and $250 in fiscal 2002; and (iv) a company car allowance of $15,040 in fiscal 2004, $13,125 in fiscal 2003 and $5,128 in fiscal 2002.
(3)  Includes:  (i) our contributions under our 401(k) Profit Sharing Plan of $926 in fiscal 2004, $1,097 in fiscal 2003 and $401 in fiscal 2002; (ii) our  contributions  under our Excess Benefit Plan of $1,389 in fiscal 2004, $1,587 in fiscal 2003 and $602 in fiscal 2002; (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar

                                       9

     life  insurance  premiums) of $2,157 in fiscal 2004 and $1,432 in fiscal 2003;  (iv) a company car  allowance  $7,850 in fiscal
     2004, $16,875 in fiscal 2003 and $6,949 in fiscal 2002; and (v) reimbursements for relocation of $40,411 in fiscal 2002.
(4)  Includes:  (i) our contributions under our 401(k) Profit Sharing Plan of $938 in fiscal 2004, $1,069 in fiscal 2003 and $487 in fiscal 2002; (ii) our contributions under our Excess Benefit Plan of $1,407 in fiscal 2004, $1,595 in fiscal 2003 and $2,163 in fiscal 2002; (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life  insurance  premiums)  of $5,967 in fiscal 2004,  $6,748 in fiscal 2003 and $2,083 in fiscal 2002;  and (iv) a company car allowance of $11,372 in fiscal 2004, $15,375 in fiscal 2003 and $8,551 in fiscal 2002.
(5)  Includes:  (i) our contributions under our 401(k) Profit Sharing Plan of $936 in fiscal 2004, $1,033 in fiscal 2003 and $564 in fiscal 2002; (ii) our contributions under our Excess Benefit Plan of $1,371 in fiscal 2004, $1,460 in fiscal 2003 and $1,092 in fiscal 2002; (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life  insurance  premiums)  of $6,993 in fiscal 2004,  $8,665 in fiscal 2003 and $6,602 in fiscal 2002;  and (iv) a company car allowance of $12,839 in fiscal 2004, $13,875 in fiscal 2003 and $8,204 in fiscal 2002.
(6)  Includes our contributions under Mexico savings plan of $2,549 in fiscal 2004, $2,126 in fiscal 2003 and $1,841 in fiscal 2002.

Stock Options

     There were no stock options granted to the Named Executive Officers in fiscal 2004. No stock appreciation rights were granted in fiscal 2004.


Report on Option Exercises and Holdings

     The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held at June 30, 2004 with respect to the Named Executive Officers. There were no option exercises by Named Executive Officers during fiscal 2004.

                                  Option Values at June 30, 2004


                                  Number of Securities                  Value of Unexercised
                                 Underlying Unexercised                 In-the-Money Options
                                Options at June 30, 2004                 at June 30, 2004(1)
                                ------------------------                 -------------------
          Name                Exercisable    Unexercisable         Exercisable        Unexercisable
-------------------------   --------------------------------    -------------------------------------
Stephen Russell                  211,667          23,333           $3,725,333           $410,667
Thomas Glaser                     41,467          15,733              729,813            276,907
Paul A. Will                     115,833          10,417            2,038,667            183,333
David Shatto                      71,667          10,833            1,261,333            190,667
Sergio Hernandez                  14,333           2,167              252,261             38,139
-------------
(1)  Fair market value of  underlying  securities  was $17.60 per share based on the closing price of our Common Stock on June 30, 2004.

Compensation Committee Interlocks and Insider Participation

     Messrs. Biddelman and Kines served as the Compensation Committee. Neither has been an officer or employee for us. There are no interlocking relationships between our directors and executive officers and the executive officers and directors of any other entity that might affect the compensation of our executive officers. For a description of other transactions between us and other directors and executive officers, see "Certain Relationships and Related Transactions" below.

Compensation Committee Report on Executive Compensation

     The Compensation Committee Report on Executive Compensation and the Performance Graph that follow shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report or graph by specific reference.

Role of the Compensation Committee

     The Compensation Committee of the Board of Directors (the "Compensation Committee") was formed in September 1993 and is currently comprised of two non-employee directors of the Company. The Compensation Committee is responsible for determining the compensation program for our executive officers, including the Named Executive Officers. The Compensation Committee administers our stock option plan and, subject to the provisions of the plan, determines grants under the plan for all employees, including the Named Executive Officers. The Compensation Committee establishes and administers our bonus program, which is re-evaluated each fiscal year, pursuant to which certain of our employees and executive officers may be eligible to receive bonuses.

     The Compensation Committee has furnished this report on our executive compensation policies. This report describes the Compensation Committee's compensation policies applicable to our executive officers and provides specific information regarding the compensation of our Chief Executive Officer.

Principles of Executive Compensation and Program Components

     Our executive compensation philosophy is designed to attract and retain outstanding executives and to foster employee commitment and align employee and stockholder interests. To this end, we have sought to provide competitive levels of compensation that integrate pay with our annual and long-term performance goals and reward above-average corporate performance.

     Salary Determinations. With the exception of our Chief Executive Officer, whose salary is fixed under an employment agreement described below, the Compensation Committee generally reviews and sets the base salary of each of our executive officers on an annual basis. In reviewing and making decisions with respect to the base salaries of executive officers (other than the Chief Executive Officer) for fiscal 2004, the Compensation Committee reviewed and considered: (i) compensation information disclosed by similarly-sized publicly held truckload carriers; (ii) our financial and operating performance, as well as the role of and contribution of the particular executive with respect to such performance; and (iii) the particular executive's contributions to the Company unrelated to our financial performance. The Compensation Committee believes that the annual salaries of our Chief Executive Officer and other executive officers are reasonable compared to similarly situated executives of other truckload carriers.

     Bonus Program. The Compensation Committee annually determines bonuses for executive officers following the finalization of the financial statements for the final fiscal year. The Compensation Committee considers Company and individual performance components when making bonus determinations. For fiscal 2004, the Compensation Committee based bonus amounts on pre-established earnings targets. In computing earnings for purposes of these targets, the Committee excluded the impact of a $9.8 million pretax trailer impairment charge, as well as the earnings impact of increases in compensation expense relating to our outstanding stock appreciation rights and increases in the number of shares underlying stock options included in our diluted share count, both of which resulted from increases in our stock price.

     Stock-Based Compensation. Our stock option plan and the director option plan are intended to enhance our profitability and value for the benefit of our stockholders by enabling us (i) to offer stock-
based incentives to employees, including executive officers, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders, and (ii) to grant non-discretionary, non-qualified stock options to non-employee directors, thereby creating a means to attract, retain and reward such non-employee directors and strengthen the mutuality of interests between non-employee directors and stockholders. The stock option plan and the director option plan permit the grant of incentive stock options (in the case of employees) and non-qualified stock options on a discretionary, case-by-case basis, after consideration of an individual's position, contribution to our performance, length of service with us, number of options held, if any, and other compensation.

     We historically have sought to align the long-term interests of executive officers and stockholders through the use of stock-based compensation, including stock options and stock appreciation rights. In 2004, for the first time, the Compensation Committee awarded restricted stock grants covering an aggregate 67,800 shares of Common Stock to certain of our Named Executive Officers, including the Chief Executive Officer. Our decision to award restricted stock, rather than stock options, was in part based upon pending accounting guidance that will require the expensing of stock options and in part upon our view that restricted stock is in some ways more effective than stock options in creating incentives for sustained, superior financial performance. The restricted stock grants vest over four years, 25% per year, and such vesting is contingent upon our meeting certain annual financial targets. In determining that these targets were met for fiscal 2004, we excluded the impact of the pretax trailer impairment charge, as well as the earnings impact of increases in compensation expense relating to our outstanding stock appreciation rights and increases in the number of shares underlying stock options included in our diluted share count, both of which resulted from increases in our stock price.

Chief Executive Officer's Compensation

     Mr. Russell is employed pursuant to an employment agreement dated January 21, 1994, as amended thereafter, providing for his continued employment until January 21, 2006. The employment period is automatically renewed for successive two-year terms unless we or Mr. Russell gives written notice to the other at least 90 days prior to the expiration of the then current employment period of their intention to terminate Mr. Russell's employment. The employment agreement provides Mr. Russell with a base salary equal to $521,000 (as adjusted annually for increases in the Consumer Price Index). In addition, Mr. Russell is eligible to participate in an incentive bonus program designed for all members of senior management pursuant to which he may receive a bonus in an amount equal to between 0% and 105% of his base salary in the discretion of the Compensation Committee. The Compensation Committee awarded Mr. Russell a bonus of $270,000 for fiscal 2004. As explained above, Mr. Russell's bonus was determined based on earnings excluding the impact of the pretax trailer impairment charge, as well as the earnings impact of increases in compensation expense relating to our outstanding stock appreciation rights and increases in the number of shares underlying stock options included in our diluted share count, both of which resulted from increases in our stock price. The employment agreement also provides that Mr. Russell is entitled to participate in all our employee benefit plans and all other fringe benefit plans generally available to our employees. In fiscal 2004, the Compensation Committee awarded Mr. Russell a restricted stock grant covering 25,000 shares on the terms described above. No other stock-based compensation was awarded to Mr. Russell in fiscal 2004.

     The employment agreement for Mr. Russell also provides that in the event of termination: (i) by us without cause (including the non-renewal of the employment period by us) or by Mr. Russell for cause, Mr. Russell will be entitled to receive his salary for the remainder of the then current employment period or one year, whichever is greater; (ii) by reason of his disability, Mr. Russell will be entitled to receive 50% of his salary during the two-year period commencing on the date of his termination; and (iii) by reason of his death, Mr. Russell's estate will be entitled to receive a pro-rata portion of the bonus for the fiscal year in which his death occurs and to receive 50% of his salary until the earlier of the end of the then current employment period or one year after the date of death. The employment agreement includes a two-year non-compete covenant commencing on termination of employment.

     Upon the occurrence of a change in control (as defined in the employment agreement), the amended agreement provides that if (i) at any time within two years of a change in control or within 180 days prior to a change in control, Mr. Russell's employment is terminated by us without cause or by Mr. Russell for cause or (ii) at any time during the 90-day period immediately following the date which is six months after the change in control Mr. Russell terminates his employment for any reason, Mr. Russell shall be entitled to receive (1) a lump sum payment in an amount equal to three times his base salary and three times the highest annual bonus paid to him within three years prior to the change in control; (2) any accrued benefits; (3) a pro-rata portion of the bonus for the fiscal year in which the change in control occurs; (4) continued medical and dental benefits for Mr. Russell (and eligible dependents) for 36 months; (5) outplacement services for one year; and (6) upon the occurrence of the change in control, full and immediate vesting of all stock options and equity awards. The agreement also provides that Mr. Russell is entitled to receive a gross-up payment on any payments made to Mr. Russell that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that if the total payments made to Mr. Russell do not exceed 110% of the greatest amount that could be paid to Mr. Russell such that the receipt of payments would not give rise to any excise tax, then no gross-up payment will be made and the payments made to Mr. Russell, in the aggregate, will be reduced to an amount that would result in no excise tax being triggered.

Separation Agreements

     Mr. Will and Mr. Shatto are parties to separation agreements with us whereby we have the right at any time with or without prior written notice to terminate each of their employment or obtain each of their resignations. The agreements provide that in the event of termination of employment, the employee will be entitled to receive: (i) one year's salary less normal withholding; (ii) a pro-rata bonus payment equal to the then current bonus formula for the time employed in the then current fiscal year up to the date of termination in that fiscal year less normal withholdings; (iii) a lump sum payment equal to twelve months of COBRA premiums for the group medical and dental plans; and (iv) a lump sum payment equal to twelve months car allowance. In addition, in such event, the employee will be entitled to exercise any vested or unvested stock options he then has in accordance with the terms of the Stock Option Plan for a period of one year from the termination of his employment.


                             COMPENSATION COMMITTEE

                          Paul A. Biddelman (Chairman)
                                   John Kines

                             Stock Price Performance

     The following graph compares the cumulative total return to our stockholders to the cumulative total returns of the Nasdaq Stock Market - U.S. and the Nasdaq Truck and Transportation Index for the period June 1999 through June 2004. The graph assumes that $100 was invested on June 30, 1999.





                 [Graph Appears Here In Printed Proxy Statement]




                   Comparison of Cumulative Total Return Among
                              Celadon Group, Inc.,
        the Nasdaq Index and the Nasdaq Trucking and Transportation Index

Company/Index/Peer Group         6/30/99      6/30/00      6/30/01      6/30/02      6/30/03      6/30/04
------------------------         -------      -------      -------      -------      -------      -------
Celadon                          $100.00      $132.35      $ 50.59      $150.12      $106.58       $207.06
Nasdaq Index                     $100.00      $192.65      $ 68.58      $ 58.24      $ 56.04       $ 76.42
Nasdaq Trucking and              $100.00      $ 98.69      $116.39      $130.60      $138.22       $181.40
Transportation Index

           Security Ownership of Principal Stockholders and Management

     The following table sets forth as of October 1, 2004, certain information furnished to us regarding the beneficial ownership of our Common Stock (i) by each person known by us, based upon filings with the SEC, to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) by each of our directors, (iii) by each of the Named Executive Officers and (iv) by all of our directors and executive officers as a group.

     The beneficial ownership percentages are based upon 9,710,750 shares of Common Stock outstanding at October 1, 2004. Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. A person is deemed to have "beneficial ownership" of any security that he or she has a right to acquire within sixty (60) days after October 1, 2004. Shares that a person has the right to acquire under stock options are deemed outstanding for the purpose of computing the percentage ownership of that person and all executive officers and directors as a group, but not for the percentage ownership of any other person or entity. As a result, the denominator used in calculating beneficial ownership percentages among our stockholders may differ.

                                                                       Beneficial Ownership of Common
                                                                         Stock as of October 1, 2004
                                                                         ---------------------------
Name of Beneficial Owner(1)                                               Shares                       %
------------------------                                                  ------                      ---
Stephen Russell...........................................               656,989(2)                  6.6%
Thomas Glaser.............................................                56,000(2)                   *
Paul A. Will..............................................               131,508(2)                  1.3%
David Shatto..............................................                87,863(2)                   *
Sergio Hernandez..........................................                15,000(2)                   *
Paul A. Biddelman.........................................                49,500(2)                   *
Michael Miller............................................                49,500(2)                   *
Anthony Heyworth..........................................                36,000(2)                   *
John Kines................................................                31,000(2)                   *
FMR Corp..................................................               637,421(3)                  6.6%
Royce & Associates LLC....................................               513,600(4)                  5.3%
Dimensional Fund Advisors, Inc............................               534,417(5)                  5.5%
All executive officers and directors as a group
    (nine persons)........................................             1,113,360(6)                 10.8%
-------------
*Represents beneficial ownership of not more than one percent of the outstanding Common Stock.
(1)  The business address of Mr. Russell is 9503 East 33rd Street, One Celadon Drive,  Indianapolis,  IN 46235; the business address of FMR Corp.  is 82  Devonshire  Street,  Boston,  MA 02109;  the business  address of Royce & Associates is 1414 Avenue of the
     Americas, New York, NY 10019; and the business address of Dimensional Fund Advisors, Inc. is 1299 Ocean Ave., 11th Floor, Santa
     Monica, CA 90401.
(2)  Includes  shares of Common Stock which certain of our directors  and  executive  officers had the right to acquire  through the exercise of options within 60 days of October 1, 2004, as follows:  Stephen  Russell - 211,667  shares;  Thomas Glaser - 47,200 shares;  Paul A. Will - 116,250  shares;  David Shatto - 72,500 shares;  Sergio  Hernandez - 9,000 shares;  Paul A. Biddelman -
     49,500 shares; Michael Miller - 49,500 shares; Anthony Heyworth - 34,000 shares; and John Kines - 26,000 shares.
(3)  As reported on Form 13G filed with the SEC on February 17, 2004.
(4)  As reported on Form 13G filed with the SEC on January 29, 2004.
(5)  As reported on Form 13G/A filed with the SEC on February 6, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 4, 2002, we loaned $150,000 for a term of four years to Sergio Hernandez before Mr. Hernandez became an executive officer of ours. The loan bore interest at a fixed annual rate of 6.5%. At July 1, 2003, the amount outstanding on the loan was $90,395, and as of October 1, 2004, the loan had been paid off in full. We will not in the future make any loans or extensions of credit to any executive officer or director.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The independent registered public accounting firm utilized by us during fiscal 2004 was Ernst & Young LLP ("E&Y"). E&Y was engaged in that capacity from fiscal 1994 until its dismissal in September 2004. On September 24, 2004, our Audit Committee engaged KPMG LLP ("KPMG") as our independent registered public accounting firm for fiscal 2005. A representative of KPMG is expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and such representative will have an opportunity to make a statement at the Annual Meeting if he or she desires to do so. No representative of E&Y is expected to be present at the Annual Meeting.

Change in Independent Registered Public Accounting Firm

     As previously reported in our Current Report on Form 8-K filed with the SEC on September 21, 2004, our Audit Committee dismissed E&Y as our independent registered public accounting firm, effective September 15, 2004.

     The report issued by E&Y in connection with our financial statements for each of our two most recent fiscal years ended June 30, 2004, and June 30, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

     During our two most recent fiscal years ended June 30, 2004, and June 30, 2003, and the subsequent interim period preceding the dismissal of E&Y on September 15, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     We have provided E&Y with a copy of the foregoing statements. A copy of E&Y's letter to the SEC, dated September 21, 2004, regarding its agreement with the foregoing statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 21, 2004.

     As previously reported in our Current Report on Form 8-K filed with the SEC on September 27, 2004, our Audit Committee engaged KPMG as our independent registered public accounting firm for fiscal 2005 effective September 24, 2004. Among other reasons, the Audit Committee selected KPMG because of their expertise and knowledge serving public truckload companies. During our two most recent fiscal years ended June 30, 2004 and June 30, 2003, and the subsequent interim period through the date of our engagement of KPMG on September 24, 2004, neither we nor anyone on our behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accounting Fees and Services

     E&Y billed us the following amounts for services provided in the following categories during the fiscal years ended June 30, 2004 and 2003:

                                         Fiscal 2004            Fiscal 2003

                      Audit Fees(1)         $303,940             $157,500
              Audit-Related Fees                  $0                   $0
                        Tax Fees(2)          $97,923             $209,200
                  All Other Fees                  $0                   $0
                                           ---------             ---------
                           Total            $401,863             $366,700

1. Audit Fees represent fees billed for professional services rendered by E&Y for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by E&Y in connection with statutory or regulatory filings or engagements for those fiscal years. For fiscal 2004, Audit Fees were comprised of $185,000 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, $92,740 in fees for Form S-3 regulatory filings, $21,700 in fees for our Sarbanes-Oxley review and $4,500 in fees for technical advice on FAS144. For fiscal 2003, Audit Fees were comprised of $157,500 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q.
2. Tax Fees represent fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning. For fiscal 2004 and 2003 tax fees were comprised of preparation of tax returns, provisions, quarterly estimates and other compliance services.

     Our Audit Committee maintains a policy pursuant to which it pre-approves all audit services and permitted non-audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services is compatible with maintaining the firm's independence. Under this policy, the Audit Committee pre-approves, on an annual basis, specific types of categories of engagements constituting audit, audit-related, tax or other permissible non-audit services to be provided by the independent registered public accounting firm. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent registered public accounting firm are required to periodically report to the Audit Committee regarding the extent of services provided by the firm in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the independent registered public accounting firm is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the independent registered public accounting firm to render such services. No audit-related, tax or other non-audit services were approved by our Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph
(c)(7)(i)(C), of Regulation S-X.

                              STOCKHOLDER PROPOSALS

     To be eligible for inclusion in our proxy materials relating to the 2005 Annual Meeting of Stockholders, stockholder proposals intended to be presented at that meeting must be received by us in writing on or before June 17, 2005. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

     We must receive in writing any stockholder proposals to be considered at our 2005 Annual Meeting of Stockholders, but not included in our proxy materials relating to that meeting, by August 31, 2005. Under Exchange Act Rule 14(a)-4(c)(1), the proxy holders designated by an executed proxy in the form accompanying our 2005 proxy statement will have discretionary authority to vote on any stockholder proposal that is not received on or prior to the deadline described above.

     Written copies of all stockholder proposals should be sent to our principal executive offices at 9503 East 33rd Street, One Celadon Drive, Indianapolis, IN 46235 to the attention of Paul A. Will, our Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary.

     For information regarding how stockholders can recommend candidates for consideration as director nominees, see "Corporate Governance - Committees of the Board and Director Nominations - Director Nomination Process."

                                  Other Matters

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying form of proxy will have discretionary authority to vote proxies on such matters in accordance with their judgment, unless the person executing any such proxy indicates that such authority is withheld.



                                       Celadon Group, Inc.



                                       /s/Kenneth Core
                                       ---------------
                                       Secretary




October 15, 2004

                                      PROXY
                               CELADON GROUP, INC.

                              9503 EAST 33RD STREET
                                ONE CELADON DRIVE
                        INDIANAPOLIS, INDIANA 46235-4207

                         ANNUAL MEETING OF STOCKHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Stephen Russell, Paul A. Biddelman and Paul
A. Will and each of them with full power of substitution, proxies of the undersigned, to vote all shares of Common Stock of Celadon Group, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, November 19, 2004 at 9:00 a.m. (local time) at the Company's corporate headquarters located at One Celadon Drive, Indianapolis, Indiana 46235, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given with respect to such shares.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THE PROXIES ARE FURTHER AUTHORIZED, IN THEIR DISCRETION, TO VOTE (A) FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND (B) ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. IF MORE THAN ONE OF SAID PROXIES OR THEIR SUBSTITUTES SHALL BE PRESENT AND VOTE AT SAID MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, A MAJORITY OF THEM SO PRESENT AND VOTING (OR IF ONLY ONE TO BE PRESENT AND VOTE, THEN THAT ONE) WILL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

     Address Changes: _________________________________________________
     __________________________________________________________________
     (If you noted any Address Changes above, please mark corresponding box on the reverse side.)



-------------                                                     -------------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON RESERVE SIDE      SEE REVERSE
SIDE                                                              SIDE
-------------                                                     -------------

CELADON GROUP, INC.                     VOTE BY MAIL
C/O AMERICAN STOCK TRANSFER             Mark, sign and date your proxy card and return it in the
59 MAIDEN LANE                          postage-paid envelope  we have provided or return it to
NEW YORK, NY 10038                      Celadon Group, Inc., c/o ADP, 51 Mercedes Way,
                                        Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      CELDG1         KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------
                                                                                DETACH AND RETURN THIS PORTION ONLY

                          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
-------------------------------------------------------------------------------------------------------------------

CELADON GROUP, INC.

This Proxy, when properly executed and returned, will be voted in the manner directed below. The proxies are further authorized, in their discretion, to vote(a) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and (b) on other matters that may properly come before the meeting or any adjournments thereof.

                                                                To withhold authority to vote, mark
                                                                "For All Except" and write the
                                   For    Withhold   For All    nominee's number on the line
                                   All       All     Except     below
1.    Election of Directors        [ ]       [ ]      [ ]       ____________________________

      Nominees:  (01) Stephen Russell     (04) Anthony Heyworth
                 (02) Paul A. Biddelman   (05) John Kines
                 (03) Michael Miller

2. In their discretion, the proxies are authorized to vote upon each other matter that may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE IN THE USA.

Please sign below exactly as your name appears. When shares are held by joint tenants, both shall sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes, please check this box and
write them on the back where indicated.                             [ ]

Please indicate if you wish to view meeting materials
electronically via the Internet rather than receiving
a hard copy, please note that you will continue to     [ ]      [ ]
receive a proxy card for voting purposes only          Yes      No


-----------------------------------------      --------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date      Signature (Joint Owners)    Date